EXHIBIT 99.2

Critical Therapeutics, Inc. 60 Westview Street, Lexington, MA
AGREEMENT FOR TERMINATION OF LEASE
AND VOLUNTARY SURRENDER OF PREMISES
     This Agreement for Termination of Lease and Voluntary Surrender of Premises (this “Agreement”) is made and entered into as of the 16th day of January, 2008, by and between ARE — 60 WESTVIEW, LLC, a Delaware limited liability company (“Landlord”), and CRITICAL THERAPEUTICS, INC., a Delaware corporation (“Tenant”) with reference to the following:
RECITALS
A. Landlord and Tenant are parties to that certain Lease dated as of November 18, 2003, as amended by First Amendment dated as of July 23, 2004 (as amended, the “Lease”) for premises described in the Lease and commonly known as 60 Westview Street, Lexington, Massachusetts (the “Premises”). All initially capitalized terms not defined specifically herein shall have the meanings set forth in the Lease.
B. Tenant desires to terminate the Lease, which termination will be earlier than the date of termination set forth in the Lease.
C. Landlord is in the process of negotiating a new lease for the Premises (the “New Lease”) with Microbia Precision Engineering, Inc. (“New Tenant”) and is willing to accept the early termination of the Lease on the terms set forth herein.
D. Tenant desires to sublease a portion of the Premises from the New Tenant simultaneously with termination of the Lease.
     NOW, THEREFORE, in consideration of the foregoing, in further consideration of the mutual promises made herein, and for other good and valuable consideration, receipt of which is acknowledged, Landlord and Tenant agree as follows:
     1. Termination Date. Landlord and Tenant hereby agree to terminate the Lease, subject to Tenant’s satisfaction or Landlord’s waiver of the terms and conditions set forth herein. The termination of the Lease shall be effective at 11:59 PM on the date (the “Termination Date”) that is the day before the “Commencement Date” under the New Lease. The Commencement Date under the New Lease is targeted to occur on March 1, 2008 but will not be known until completion of certain tenant improvements to be constructed under the New Lease. Following the Termination Date and the effectiveness of the New Lease, it is anticipated that Tenant will continue to occupy the Consolidated Premises (defined in Section 2 below) as a subtenant of New Tenant pursuant to a sublease (the “Sublease”) with New Tenant.
     2. Partial Surrender; Construction for New Tenant. Tenant shall, on or before January 18, 2008 (the “Partial Surrender Date”) surrender to Landlord all of the Premises other than the portion of the Premises shown on the plan attached hereto as Exhibit A as the “Consolidated Premises” ( the “Consolidated Premises”, with the remainder of the Premises being referred to herein as the “Relinquished Premises”), removing all of its personal property from the Relinquished Premises (except for personal property being conveyed by Tenant to New Tenant pursuant to the Sublease and except for personal property located in the portions of the Premises described in the Sublease as the “shared space” and “common space”, all of which personal property may be left in the Relinquished Premises) and surrendering the Relinquished Premises to Landlord in accordance with all applicable provisions of the Lease (including without limitation Sections 8 and 28 thereof), except to the extent expressly modified
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Critical Therapeutics, Inc. 60 Westview Street, Lexington, MA
by this Agreement, as if the Partial Surrender Date were the scheduled expiration date for the Relinquished Premises. Any personal property of Tenant remaining in the Premises as of the Termination Date shall be deemed to be abandoned by Tenant, and may be disposed of by Landlord, in Landlord’s sole discretion, without obligation or liability to Tenant; provided, however, the foregoing shall not apply to the personal property of Tenant located within the space subleased by Tenant from the New Tenant. Tenant acknowledges that Landlord intends to construct tenant improvements in the Relinquished Premises pursuant to the New Lease and agrees to cooperate reasonably with Landlord in connection with the performance of such construction. During the performance of such construction, Landlord shall endeavor to minimize interference with Tenant’s use and occupancy of the Consolidated Premises.
     3. Rent.
          (a) Except as provided in Section 3(b) of this Agreement, all rental obligations under the Lease shall continue in full force and effect through the Termination Date (notwithstanding the fact that Tenant shall have partially surrendered the Premises) except that Tenant’s responsibility for utility costs for the period from the Partial Surrender Date through to Termination Date shall be reduced to 28.10% of the otherwise applicable charge, reflecting the fact that Tenant will during such period be occupying 28.10% of the rentable square footage of the Premises. All other rent and additional rent calculations shall remain in effect as if Tenant were occupying the entire Premises, except as set forth below.
          (b) Notwithstanding anything to the contrary contained in this Agreement, if the Termination Date has not occurred on or before February 29, 2008, then, commencing on March 1, 2008 and continuing through the Termination Date, Tenant’s rental obligations under the Lease shall be reduced to reflect Tenant’s occupancy of the Consolidated Premises, and Tenant shall pay to Landlord 28.10% of the Base Rent and 28.10% of the monthly installment of the Annual Estimate that are otherwise payable under the Lease.
          (c) Landlord will submit to Tenant the Annual Statement for calendar year 2008 within 90 days after the end of calendar year 2008. Tenant shall be responsible for any underpayments, and Landlord shall be responsible for any overpayments, on account of the Operating Expenses. The provisions of this Section 3(c), as well as the applicable provisions of Section 5 of the Lease, shall survive the Termination Date.
     4. Termination and Surrender.
          (a) Tenant represents and warrants that it has vacated or will vacate the Relinquished Premises on or before the Partial Surrender Date, in accordance with the Surrender Plan referred to in Section 4(c) below. Tenant voluntarily surrenders all rights of possession of the Relinquished Premises as of the Partial Surrender Date and all rights of possession of the Consolidated Premises (other than through its rights under the Sublease) as of the Termination Date. After the Partial Surrender Date, Tenant shall have no rights of any kind with respect to the Relinquished Premises, and after the Termination Date, Tenant shall have no rights of any kind with respect to the Premises (other than through its rights under the Sublease).
          (b) Notwithstanding anything to the contrary contained in the Lease or in this Agreement, Tenant shall not be obligated to remove any Alterations from the Premises or to restore the same to the condition existing prior to the execution of the Lease. Supplementing the foregoing, Landlord acknowledges and agrees that Tenant may elect, at its sole discretion, to remove the cage washer from the Premises and that, if Tenant so elects, Tenant shall not be required to repair and/or restore the portion of the Premises affected by such removal.
          (c) By its execution of this Agreement, Landlord hereby acknowledges (i) that it has reviewed and approved the Surrender Plan for the Relinquished Premises and (ii) that Tenant is not
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Critical Therapeutics, Inc. 60 Westview Street, Lexington, MA
obligated to prepare a Surrender Plan for the Consolidated Premises since the Consolidated Premises are used for general and administrative offices. Landlord’s approval of the Surrender Plan shall not be deemed to be a waiver of any obligations of Tenant under the Lease relating to surrender or responsibility for Hazardous Materials, including without limitation the provisions of Sections 28 and 30.
          (d) Landlord represents and warrants that there currently is no Mortgage encumbering the Premises.
     5. Signs. Notwithstanding the provisions of Section 38 of the Lease, Tenant shall remove, at Tenant’s sole cost and expense, (i) all interior signs from the Relinquished Premises on or before the Partial Surrender Date, and (ii) all interior signs from the Consolidated Premises and all exterior signs on or before the expiration or earlier termination of the Sublease.
     6. Security Deposit. Landlord is currently holding $167,500 as a security deposit pursuant to the terms of the Lease. If Tenant has complied with its obligations under this Agreement, then the Security Deposit, or any balance thereof (i.e. after deducting therefrom all amounts to which Landlord is entitled under the provisions of the Lease) shall be returned to Tenant within 60 days after the Termination Date.
     7. No Further Obligations. Landlord and Tenant agree that Landlord and Tenant are excused as of the Termination Date from any further obligations with respect to the Lease, excepting only such obligations under the Lease which are, by their terms, intended to survive termination of the Lease, and as otherwise provided herein. In addition, nothing herein shall be deemed to limit or terminate any common law or statutory rights Landlord may have with respect to Tenant in connection any Hazardous Substances (as defined in the Lease) or for violations of any governmental requirements or any requirements of applicable law. Except with respect to the utility charge reduction set forth in Section 2 and the rent reduction set forth in Section 3, nothing herein shall excuse Tenant from its obligations under the Lease prior to the Termination Date.
     8. Release of Liability.
          (a) As of the Termination Date, Tenant releases and exculpates Landlord from any liability arising from the Lease, and from the termination of the Lease.
          (b) Provided (i) Tenant surrenders possession of the Premises to Landlord in accordance with the provisions of this Agreement, (ii) Tenant has paid all rent and other charges through the Termination Date in accordance with the provisions of the Lease, as modified by this Agreement, and (iii) Tenant is not otherwise in default under the Lease, then Landlord releases and exculpates Tenant from any liability arising from the Lease and from the termination of the Lease, except as expressly provided in Section 7 of this Agreement.
     9. Conditioned Upon New Lease and Sublease. The termination of the Lease shall be subject to the condition precedent that as of the Termination Date, (i) Landlord and New Tenant shall have actually entered into the New Lease and that the “Commencement Date” under the New Lease shall have occurred, and (ii) Tenant and New Tenant shall have actually entered into the Sublease. If Landlord and New Tenant have not executed and delivered the New Lease on or before January 18, 2008, if Tenant and the New Tenant have not executed and delivered the Sublease on or before January 18, 2008, or if the “Commencement Date” under the New Lease has not occurred by May 1, 2008 and New Tenant has terminated the New Lease, then this Agreement shall become null and void without the requirement of action by any person, and shall thereafter be of no further force of effect; provided, however, that, with respect to the deadline for the New Lease and the Commencement Date, Landlord shall have the right to extend either or both of such dates for a period of 30 days by delivering notice to Tenant within 10 days after the passing of the applicable date.
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Critical Therapeutics, Inc. 60 Westview Street, Lexington, MA
     10. No Assignment or Subletting. Tenant represents and warrants that Tenant has not assigned, mortgaged, pledged, encumbered or otherwise transferred any interest in the Lease and that Tenant holds the interest in the Premises set forth in the Lease as of the date of this Agreement.
     11. No Further Modification/Counterparts/Authorization. This Agreement may not be modified or terminated except in writing signed by all parties. This Agreement may be executed in counterparts which, taken together, will constitute one agreement binding on the parties. The persons signing below represent and warrant that they are duly authorized to execute this Agreement.
     12. Successors and Assigns. The covenants and agreements herein contained shall inure to the benefit and be binding upon the parties and their respective successors and assigns.
     13. Attorneys’ Fees. In the event of a dispute between the parties, the prevailing party shall be entitled to have its reasonable attorneys’ fees and costs paid by the other party.
     14. Conflict of Laws. This Agreement shall be governed by the laws of the state in which the Premises are located.
     15. Headings. Section headings in this Agreement are for convenience of reference only, and shall not be construed to affect or modify the substantive meaning of any Section hereof.
     16. Tenant’s Acknowledgment. Tenant acknowledges that it has read the foregoing provisions, understands them, and is bound by them. Time is of the essence in this Agreement.
SIGNATURES APPEAR ON FOLLOWING PAGE
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Critical Therapeutics, Inc. 60 Westview Street, Lexington, MA
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

LANDLORD:

ARE —	60 WESTVIEW, LLC, a Delaware limited liability company

	By:	AREE — HOLDINGS, L.P., a Delaware limited partnership, managing member

		By:	ARE — GP HOLDINGS QRS CORP., a Delaware corporation, general partner

			By:	/s/ Jackie Clem Name: Jackie Clem Title: CP- RE Legal Affairs

TENANT:

CRITICAL THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Thomas P. Kelly Thomas Kelly, Chief Financial Officer and Senior Vice-President of Finance and Corporate Development
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